Exhibit 99.1

Guidewire Software Announces Fourth Fiscal Quarter and Fiscal Year 2018 Financial Results

Foster City, CA - September 5, 2018 - Guidewire Software, Inc. (NYSE: GWRE), a provider of software products to Property and Casualty (“P&C”) insurers, today announced its financial results for the fourth fiscal quarter and year ended July 31, 2018.

“Driven by a record number of transactions at new and existing customers in both domestic and international markets, revenue and net income were above our guidance ranges for the fourth quarter and fiscal year 2018,” said Marcus Ryu, chief executive officer, Guidewire Software.  “As insurers strive for differentiation through automation, digital engagement, predictive analytics, and integration to insurtech partners, they increasingly seek cloud solutions that reduce IT complexity and risk.  We enter fiscal 2019 well situated to continue Guidewire InsurancePlatform’s progress toward becoming the platform of choice for the $2 trillion P&C insurance industry.”

Fiscal Year 2018 Financial Highlights

Revenue

•
Total revenue for fiscal year 2018 was $661.1 million, an increase of 29% from fiscal year 2017. License and other revenue for fiscal year 2018 was $315.8 million, an increase of 16% from fiscal year 2017. Services revenue was $268.0 million, an increase of 54%, and maintenance revenue was $77.3 million, an increase of 13%.

•
Rolling four-quarter recurring revenue was $381.3 million for the period ended July 31, 2018, an increase of 17% compared to the same metric for the period ended July 31, 2017. With our transition to more subscription-based contracts and our upcoming adoption of the new revenue standard, this metric becomes less indicative of our revenue trends and will not be disclosed in future quarters.

Profitability

•	GAAP loss from operations was $7.3 million for fiscal year 2018, compared with income of $26.6 million in fiscal year 2017.

•	Non-GAAP income from operations was $109.7 million for fiscal year 2018, compared with $110.5 million for fiscal year 2017.

•
GAAP net loss was $19.7 million for fiscal year 2018, compared with net income of $21.2 million for fiscal year 2017. GAAP net loss per share was $0.25 for fiscal year 2018, based on diluted weighted average shares outstanding of 77.7 million, compared to $0.28 net income per share for fiscal year 2017, based on diluted weighted average shares outstanding of 75.3 million.

•
Non-GAAP net income was $90.9 million for fiscal year 2018, compared to $78.8 million for fiscal year 2017. Non-GAAP net income per share was $1.14 for fiscal year 2018, based on diluted weighted average shares outstanding of 77.7 million, compared to $1.05 for fiscal year 2017, based on diluted weighted average shares outstanding of 75.3 million.

Fourth Fiscal Quarter 2018 Financial Highlights

Revenue

•
Total revenue for the fourth quarter of fiscal year 2018 was $248.6 million, an increase of 37% from the same quarter in fiscal year 2017. License and other revenue was $151.1 million, an increase of 38%; services revenue was $77.0 million, an increase of 46%; and maintenance revenue was $20.5 million, an increase of 10%.

Profitability

•	GAAP income from operations was $55.2 million for the fourth quarter of fiscal year 2018, compared with $41.0 million in the comparable period in fiscal year 2017.

•	Non-GAAP income from operations was $83.7 million for the fourth quarter of fiscal year 2018, compared with $64.0 million in the comparable period in fiscal year 2017.

•
GAAP net income was $83.4 million for the fourth quarter of fiscal year 2018, compared with $26.9 million for the comparable period in fiscal year 2017. GAAP net income per share was $1.02, based on diluted weighted average shares outstanding of 82.2 million, compared with $0.36 for the comparable period in fiscal year 2017, based on diluted weighted average shares outstanding of 75.8 million.

•
Non-GAAP net income was $66.3 million for the fourth quarter of fiscal year 2018, compared with $44.8 million in the comparable period in fiscal year 2017. Non-GAAP net income per share was $0.81, based on diluted weighted average shares outstanding of 82.2 million, compared with $0.59 in the comparable period in fiscal year 2017, based on diluted weighted average shares outstanding of 75.8 million.

Liquidity

•
The Company had $1.3 billion in cash, cash equivalents and investments at July 31, 2018, compared with $687.8 million at July 31, 2017. The increase was primarily due to total net proceeds of $608.2 million related to the public offering of our common stock and convertible notes and $140.5 million in cash generated from operations, partially offset by the use of $130.1 million of cash in connection with our acquisition of Cyence.

Business Outlook
Guidewire is issuing the following outlook for the first fiscal quarter and fiscal year 2019 based on current expectations:

(in $ millions, except per share outlook)	First Fiscal Quarter 2019			Fiscal Year 2019
Revenue	159.0	-	163.0	740.5	-	752.5
License and other revenue	73.0	-	77.0	365.0	-	377.0
Maintenance revenue	19.0	-	20.0	79.5	-	81.5
Services revenue	65.0	-	68.0	290.0	-	300.0
GAAP operating loss	(17.0)	-	(13.0)	(27.8)	-	(15.8)
Non-GAAP operating income	14.5	-	18.5	104.5	-	116.5
GAAP net loss	(12.6)	-	(9.5)	(19.5)	-	(10.1)
GAAP net loss per share	(0.16)	-	(0.12)	(0.24)	-	(0.13)
Non-GAAP net income	14.5	-	17.6	94.8	-	104.3
Non-GAAP net income per share	0.18	-	0.22	1.15	-	1.26
Conference Call Information

What:	Guidewire Software Fourth Fiscal Quarter and Fiscal Year 2018 Financial Results Conference Call

When:	Wednesday, September 5, 2018

Time:	2:00 p.m. PT (5:00 p.m. ET)

Live Call:	(866) 548-4713, Domestic
(323) 794-2093, International

Replay:	(844) 512-2921, Passcode 7506545, Domestic
(412) 317-6671, Passcode 7506545, International

Webcast:	http://ir.guidewire.com/ (live and replay)

The webcast will be archived on Guidewire’s website (www.guidewire.com) for a period of three months.

Non-GAAP Financial Measures
This press release contains the following non-GAAP financial measures: Non-GAAP operating income (loss), Non-GAAP net income (loss), Non-GAAP income tax provision (benefit), and Non-GAAP net income (loss) per share. Non-GAAP operating income (loss) excludes stock-based compensation and amortization of intangibles. Non-GAAP net income (loss), Non-GAAP income tax provision (benefit), and Non-GAAP net income (loss) per share also exclude the amortization of debt discount and issuance costs from our convertible notes and the related tax effects of the non-GAAP adjustments. The estimated annual tax rates used in the business outlook to compute GAAP and Non-GAAP net income exclude discrete items such as forecasted tax benefits related to stock-based compensation and are impacted by the passage of the Tax Cuts and Jobs Act.

Guidewire believes that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Guidewire’s financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.
Management of the Company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Guidewire urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including the financial tables at the end of this press release, and not to rely on any single financial measure to evaluate the Company’s business.
About Guidewire Software
Guidewire delivers the industry platform that P&C insurers rely upon to adapt and succeed in a time of accelerating change. We provide the software, services, and partner ecosystem to enable our customers to run, differentiate, and grow their business. We are privileged to serve more than 350 companies in 32 countries. For more information, please visit www.guidewire.com and follow us on twitter: @Guidewire_PandC.

NOTE: For information about Guidewire’s trademarks, visit https://www.guidewire.com/legal-notices.

Cautionary Language Concerning Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook, market positioning and future investments. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Guidewire’s control. Guidewire’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Guidewire’s most recent Forms 10-K and 10-Q filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for our software may develop more slowly than expected or than it has in the past; quarterly and annual operating results may fluctuate more than expected; seasonal and other variations related to our revenue recognition may cause significant fluctuations in our results of operations and cash flows; our reliance on sales to and renewals from a relatively small number of large customers for a substantial portion of our revenue; our services revenue produce lower gross margins than our license and maintenance revenue; assertions by third parties that we violate their intellectual property rights could substantially harm our business; we face intense competition in our market; weakened global economic conditions may adversely affect the P&C insurance industry including the rate of information technology spending; our product development and sales cycles are lengthy; the risk of losing key employees; changes in foreign exchange rates; general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Guidewire’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Guidewire undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Guidewire’s views as of any date subsequent to the date of this press release.

Media Contact:
Diana Stott
Guidewire Software, Inc.
(650) 356-4941
dstott@guidewire.com

Investor Contact:
Garo Toomajanian
ICR, LLC
(650) 357-5282
ir@guidewire.com

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands)

	July 31, 2018	July 31, 2017
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$437,140	$263,176
Short-term investments	630,008	310,027
Accounts receivable, net	124,849	79,433
Prepaid expenses and other current assets	30,510	26,604
Total current assets	1,222,507	679,240
Long-term investments	190,952	114,585
Property and equipment, net	18,595	14,376
Intangible assets, net	95,654	71,315
Deferred tax assets, net	87,482	37,430
Goodwill	340,877	141,851
Other assets	22,525	20,104
TOTAL ASSETS	$1,978,592	$1,078,901
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$30,635	$13,416
Accrued employee compensation	60,135	48,882
Deferred revenue, current	114,138	91,243
Other current liabilities	20,280	10,075
Total current liabilities	225,188	163,616
Convertible senior notes, net	305,128	—
Deferred revenue, non-current	23,758	19,892
Other liabilities	774	2,112
Total liabilities	554,848	185,620
STOCKHOLDERS’ EQUITY:
Common stock	8	8
Additional paid-in capital	1,297,979	830,014
Accumulated other comprehensive loss	(7,748)	(5,796)
Retained earnings	133,505	69,055
Total stockholders’ equity	1,423,744	893,281
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,978,592	$1,078,901

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands except share and per share data)

	Three Months Ended July 31,		Year Ended July 31,
	2018	2017	2018	2017
Revenue:
License and other	$151,103	$109,695	$315,776	$271,462
Maintenance	20,548	18,671	77,337	68,643
Services	76,988	52,734	267,954	174,179
Total revenue	248,639	181,100	661,067	514,284
Cost of revenue: (1)
License and other	9,955	6,627	35,452	17,046
Maintenance	3,895	3,513	14,783	13,397
Services	77,873	47,121	246,472	161,116
Total cost of revenue	91,723	57,261	296,707	191,559
Gross profit:
License and other	141,148	103,068	280,324	254,416
Maintenance	16,653	15,158	62,554	55,246
Services	(885)	5,613	21,482	13,063
Total gross profit	156,916	123,839	364,360	322,725
Operating expenses: (1)
Research and development	45,502	35,458	171,657	130,323
Sales and marketing	38,168	31,431	124,117	109,239
General and administrative	18,009	15,902	75,916	56,551
Total operating expenses	101,679	82,791	371,690	296,113
Income (loss) from operations	55,237	41,048	(7,330)	26,612
Interest income	6,034	1,581	13,281	5,867
Interest expense	(4,203)	(7)	(6,442)	(13)
Other income (expense), net	(531)	1,146	509	811
Income before income taxes	56,537	43,768	18	33,277
Provision for (benefit from) income taxes	(26,889)	16,841	19,683	12,053
Net income (loss)	$83,426	$26,927	$(19,665)	$21,224
Net income (loss) per share:
Basic	$1.04	$0.36	$(0.25)	$0.29
Diluted	$1.02	$0.36	$(0.25)	$0.28
Shares used in computing net income (loss) per share:
Basic	80,433,450	74,776,333	77,709,592	73,994,577
Diluted	82,162,624	75,769,530	77,709,592	75,328,343

(1) Amounts include stock-based compensation expense as follows:

	Three Months Ended July 31,		Year Ended July 31,
	2018	2017	2018	2017
	(unaudited, in thousands)
Stock-based compensation expense:
Cost of license and other revenue	$296	$142	$1,002	$373
Cost of maintenance revenue	488	429	1,886	1,694
Cost of services revenue	5,874	4,652	21,856	18,621
Research and development	5,595	4,498	25,440	18,123
Sales and Marketing	4,619	4,166	18,387	16,664
General and administrative	4,248	4,246	21,043	16,319
Total stock-based compensation expense	$21,120	$18,133	$89,614	$71,794

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	Three Months Ended July 31,		Year Ended July 31,
	2018	2017	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$83,426	$26,927	$(19,665)	$21,224
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	9,494	6,517	35,611	18,725
Amortization of debt discount and issuance costs	2,944	—	4,512	—
Provision for doubtful accounts	1,062	—	1,062	—
Stock-based compensation	21,120	18,133	89,614	71,794
Excess tax benefit from stock-based compensation	—	(10,029)	—	(9,067)
Deferred income tax	(28,085)	5,552	15,336	(1,227)
Amortization of premium on available-for-sale securities, and other non-cash items	(1,384)	261	(1,418)	1,462
Changes in operating assets and liabilities:
Accounts receivable	(24,023)	15,995	(40,832)	(9,750)
Prepaid expenses and other assets	(811)	(2,291)	(2,783)	(9,463)
Accounts payable	10,248	765	16,792	1,311
Accrued employee compensation	16,684	10,727	9,230	7,138
Other liabilities	7,973	9,296	8,859	8,211
Deferred revenue	3,437	3,770	24,140	36,802
Net cash provided by operating activities	102,085	85,623	140,458	137,160
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale securities	(324,347)	(118,274)	(859,657)	(462,035)
Sales of available-for-sale securities	187,457	104,800	464,143	547,630
Purchases of property and equipment	(2,712)	(2,650)	(9,398)	(5,886)
Capitalized software development costs	(981)	(410)	(2,613)	(784)
Strategic investment	—	—	—	(4,677)
Acquisitions of business, net of acquired cash	—	—	(130,058)	(187,590)
Net cash used in investing activities	(140,583)	(16,534)	(537,583)	(113,342)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of convertible senior notes, net of issuance costs	—	—	387,239	—
Proceeds from issuance of common stock, net of issuance costs	—	—	220,948	—
Purchase of capped calls	—	—	(37,200)	—
Proceeds from issuance of common stock upon exercise of stock options	958	2,144	2,013	5,563
Excess tax benefit from exercise of stock options and vesting of restricted stock units	—	10,029	—	9,067
Net cash provided by financing activities	958	12,173	573,000	14,630
Effect of foreign exchange rate changes on cash and cash equivalents	(1,421)	1,748	(1,911)	1,146
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(38,961)	83,010	173,964	39,594
CASH AND CASH EQUIVALENTS—Beginning of period	476,101	180,166	263,176	223,582
CASH AND CASH EQUIVALENTS—End of period	$437,140	$263,176	$437,140	$263,176

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures
(unaudited, in thousands except share and per share data))

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP financial measures for the periods indicated below:
	Three Months Ended July 31,		Year Ended July 31,
	2018	2017	2018	2017
Income (loss) from operations reconciliation:
GAAP income (loss) from operations	$55,237	$41,048	$(7,330)	$26,612
Non-GAAP adjustments:
Stock-based compensation (1)	21,120	18,133	89,614	71,794
Amortization of intangibles (1)	7,348	4,776	27,462	12,089
Non-GAAP income from operations	$83,705	$63,957	$109,746	$110,495

Net income (loss) reconciliation:
GAAP net income (loss)	$83,426	$26,927	$(19,665)	$21,224
Non-GAAP adjustments:
Stock-based compensation (1)	21,120	18,133	89,614	71,794
Amortization of intangibles (1)	7,348	4,776	27,462	12,089
Amortization of debt discount and issuance costs (2)	2,944	—	4,512	—
Tax impact of non-GAAP adjustments (3)	(48,548)	(5,080)	(11,006)	(26,323)
Non-GAAP net income	$66,290	$44,756	$90,917	$78,784

Tax provision (benefit) reconciliation:
GAAP tax provision (benefit)	$(26,889)	$16,841	$19,683	$12,053
Non-GAAP adjustments:
Stock-based compensation (1)	4,820	5,973	24,481	23,145
Amortization of intangibles (1)	2,369	1,573	8,085	3,913
Amortization of debt discount and issuance costs (2)	902	—	1,328	—
Other income tax effects and adjustments (3)	40,457	(2,466)	(22,888)	(735)
Non-GAAP tax provision	$21,659	$21,921	$30,689	$38,376

Net income (loss) per share reconciliation:
GAAP net income (loss) per share - Diluted	$1.02	$0.36	$(0.25)	$0.28
Non-GAAP adjustments:
Stock-based compensation (1)	0.26	0.24	1.15	0.96
Amortization of intangibles (1)	0.09	0.06	0.35	0.16
Amortization of debt discount and issuance costs (2)	0.04	—	0.06	—
Tax impact of non-GAAP adjustments (3)	(0.60)	(0.07)	(0.14)	(0.35)
Non-GAAP dilutive shares excluded from GAAP net income (loss) per share calculation (4)	—	—	(0.03)	—
Non-GAAP net income per share - Diluted	$0.81	$0.59	$1.14	$1.05

Shares used in computing Non-GAAP income per share amounts:
GAAP weighted average shares - Diluted	82,162,624	75,769,530	77,709,592	75,328,343
Non-GAAP dilutive shares excluded from GAAP loss per share calculation (4)	—	—	1,785,533	—
Pro forma weighted average shares - Diluted	82,162,624	75,769,530	79,495,125	75,328,343

(1) Adjustments relate to amortization of acquired intangibles and stock-based compensation recognized during the period for GAAP purposes.
(2) Adjustments reflect the amortization of debt discount and issuance costs related to the issuance of our Senior Convertible Notes recognized during the period for GAAP purposes.
(3) Adjustments reflect the tax benefit (provision) resulting from all non-GAAP adjustments.
(4) Due to the occurrence of a net loss on a GAAP basis, potentially dilutive securities were excluded from the calculation of GAAP income (loss) per share, as they would have had an anti-dilutive effect. However, as net income was earned on a non-GAAP basis, these shares have a dilutive effect on Non-GAAP income (loss) per share.

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Outlook
The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP outlook for the periods indicated below:
(in $ millions)	First Fiscal Quarter 2019			Fiscal Year 2019
Operating income (loss) outlook reconciliation:
GAAP operating loss	(17.0)	-	(13.0)	(27.8)	-	(15.8)
Non-GAAP adjustments:
Stock-based compensation	23.7	-	24.7	101.7	-	104.7
Amortization of intangibles	7.1	-	7.6	28.6	-	29.6
Non-GAAP operating income	14.5	-	18.5	104.5	-	116.5

Net income (loss) outlook reconciliation
GAAP net loss	(12.6)	-	(9.5)	(19.5)	-	(10.1)
Non-GAAP adjustments:
Stock-based compensation	23.7	-	24.7	101.7	-	104.7
Amortization of intangibles	7.1	-	7.6	28.6	-	29.6
Amortization of debt discount and issuance costs	3.0	-	3.0	12.2	-	12.2
Tax impact of non-GAAP adjustments	(7.4)	-	(7.3)	(30.3)	-	(30.1)
Non-GAAP net income	14.5	-	17.6	94.8	-	104.3